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                                                                   Exhibit 10.65

        SCHEDULE TO FORM OF CAPSTONE WORKING CAPITAL ASSURANCE AGREEMENT FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

FACILITY LOCATION          ENTITY
-----------------          -------------------------
Danville, VA               BCC at Danville, Inc.

Harrisonburg, VA           BCC at Harrisonburg, Inc.

Roanoke, VA                BCC at Roanoke, Inc.
